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                                                EXHIBIT 24.1


                    EDISON INTERNATIONAL

                      POWER OF ATTORNEY


     The undersigned, Edison International, a California corporation, and certain of its officers and/or directors, do each hereby constitute and appoint BRYANT C. DANNER, ALAN J. FOHRER, BEVERLY P. RYDER, KENNETH S. STEWART, PATRICIA N. GLAZIER, DOROTHY J. FULCO, JOSEPH G. LLORENS, THOMAS
J. DENNIS, CHARLES COOKE AND SHENA TAIT or any one of them, to act severally as attorney-in-fact, in executing and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement or registration statements and all amendments and/or supplements thereto and in executing and filing listing applications with the New York Stock Exchange, Inc., the Pacific Stock Exchange, Inc. and the International Stock Exchange of the United Kingdom and the Republic of Ireland, commonly referred to as the London Stock Exchange, for the purposes of registering and listing and/or continuing the registration and listing of shares of Common Stock of Edison International to be offered and sold through the Stock Savings Plus Plan ("SSPP") and the Dividend Reinvestment and Stock Purchase Plan ("DRP"), granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.
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Power of Attorney

     Executed at Rosemead, California, as of the 15th day of February, 1996.

                       EDISON INTERNATIONAL


                       By           JOHN E. BRYSON
                         -----------------------------------------
                                    JOHN E. BRYSON
                               Chairman of the Board and
                                Chief Executive Officer


(Seal)

Attest:


     Beverly P. Ryder
- -----------------------------
         Secretary
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Power of Attorney

Principal Executive Officer:

         John E. Bryson
____________________________ Chairman of the Board, Chief Executive
         John E. Bryson            Officer and Director


Principal Financial Officer:


         Alan J. Fohrer
____________________________ Executive Vice President, Treasurer and
         Alan J. Fohrer            Chief Financial Officer


Controller and Principal Accounting Officer:


         R. K. Bushey
____________________________ Vice President and Controller
         R. K. Bushey

Directors:

      Howard P. Allen
____________________________ Director
      Howard P. Allen


      Winston H. Chen
____________________________ Director
      Winston H. Chen


      Stephen E. Frank
____________________________ President and Director
      Stephen E. Frank


      Camilla C. Frost
____________________________ Director
      Camilla C. Frost


      Joan C. Hanley
____________________________ Director
      Joan C. Hanley


      Carl F. Huntsinger
____________________________ Director
      Carl F. Huntsinger
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Power of Attorney


      Charles D. Miller
___________________________  Director
      Charles D. Miller


      Luis G. Nogales
___________________________  Director
      Luis G. Nogales


      Ronald L. Olson
___________________________  Director
      Ronald L. Olson


      J. J. Pinola
___________________________  Director
      J. J. Pinola


      James M. Rosser
___________________________  Director
      James M. Rosser


      E. L. Shannon, Jr.
___________________________  Director
      E. L. Shannon, Jr.


      Robert H. Smith
___________________________  Director
      Robert H. Smith


      Thomas C. Sutton
___________________________  Director
      Thomas C. Sutton


      Daniel M. Tellep
___________________________  Director
      Daniel M. Tellep


      James D. Watkins
___________________________  Director
      James D. Watkins


      Edward Zapanta
___________________________  Director
      Edward Zapanta